                                                                    EXHIBIT 10.5

                             AMENDED AND RESTATED

                 REGISTRATION AND INFORMATION RIGHTS AGREEMENT

     This Amended and Restated Registration and Information Rights Agreement (the "Agreement") is made and entered into as of December 9, 1998 by and among Vicinity Corporation, a California corporation (the "Company"), Rama Aysola,
                                                     -------
Eddie Babcock, Timothy Bacci and James DiSanto (the "Founders") and the
                                                     --------
investors named on Schedule I hereto (the "Investors").
                                           ---------

                                    RECITALS
                                    --------

     WHEREAS, the Company, the Founders and certain of the Investors are parties to that certain Registration and Information Rights Agreement made and entered into as of December 12, 1996; and

     WHEREAS, simultaneous with the execution and delivery of this Agreement the Company is entering into that certain Series D Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement"), pursuant to which the Company has
                         ------------------
agreed to issue and sell to certain of the Investors and such Investors have agreed to purchase from the Company shares of the Company's Series D Preferred Stock (the "Series D Preferred") and warrants exercisable for shares of the
            ------------------
Company's Series E Preferred Stock ( the "Warrants").
                                          --------

     WHEREAS, in further consideration of the Company's issuance and sale and the new Investors' purchase of the Series D Preferred and the Warrants, the several parties hereto desire to enter into this Agreement. This Agreement amends and restates the Registration and Information Rights Agreement dated as of December 12, 1996 among the Company and the persons named therein, which agreement in turn, superseded the Registration and Information Rights Agreement dated as of June 4, 1996 among the Company and the persons named therein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company, the Founders, and the Investors agree as follows:

     Section 1   Certain Definitions.
                 -------------------

     As used in this Agreement, the following terms shall have the following respective meanings:

             "Commission" shall mean the Securities and Exchange Commission or
              ----------
any other federal agency at the time administering the Securities Act.

             "Common Stock" shall mean the Company's common stock, par value
              ------------
$0.001 per share.


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

             "Conversion Shares" shall mean the Common Stock issued or issuable
              -----------------
upon conversion of the Preferred Stock.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as
              ------------
amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

             "Holders" shall mean (i) each Investor for so long such Investor
              -------
holds Preferred Stock or Registrable Securities, (ii) each Founder for so long as such Founder hold Registrable Securities, and (iii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 5.9 hereof.

             "Initiating Holders" shall mean Holders of not less than 40% of the
              ------------------
Registrable Securities then held by all Holders.

             "Preferred Stock" shall mean the Company's preferred stock, par
              ---------------
value $0.001 per share.

             The terms "register," "registered" and "registration" refer to a
                        --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

             "Registrable Securities" shall mean (i) Common Stock held by the
              ----------------------
Founders free of any right of repurchase in favor of the Company, (ii) the Conversion Shares, (iii) Common Stock held by Investors; and (iv) any Common Stock of the Company issued or issuable in respect of the Preferred Stock or Conversion Shares or other securities issued or issuable with respect to the Preferred Stock or Conversion Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred Stock or Conversion Shares; provided,
                                                                   --------
however, that shares of Common Stock or other securities shall only be treated
-------
as Registrable Securities if and so long as they have not (A) been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, (C) been transferred in a transaction pursuant to which the registration rights are not also assigned in accordance with Section 5.9 hereof, or (D) become, along with all other Shares, Conversion Shares or Common Stock held by the Holder thereof, eligible for sale (without limitation on the amount of securities to be sold) under Rule 144 of the Securities Act (or any similar or successor rule) within a ninety (90) day period.

             "Registration Expenses" shall mean all expenses, except as
              ---------------------
otherwise stated below, incurred by the Company in complying with Sections 5.1,
5.2 and 5.3 hereof including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the

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

Company) and the reasonable fees and disbursements of one counsel for all Holders as appointed by the Holders (other than the Founders), but excluding the Selling Expenses.

             "Restricted Securities" shall mean the securities of the Company
              ---------------------
required to bear the legend set forth in Section 3 hereof.

             "Securities Act" shall mean the Securities Act of 1933, as amended,
              --------------
and the rules and regulations promulgated thereunder or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             "Selling Expenses" shall mean all underwriting discounts, selling
              ----------------
commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth under "Registration Expenses", all fees and disbursements of counsel for any Holder.

             "Shares" shall mean any shares of capital stock of the Company or
              ------
any securities of the Company convertible into or exchangeable for such capital stock .

     Section 2.  Restrictions on Transferability. No Founder or Investor shall
                 -------------------------------
sell, assign, transfer or pledge any Shares except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Founder and each Investor will cause any proposed purchaser, assignee, transferee or pledgee of any Shares held by such Founder or Investor to agree to take and hold such Shares subject to the provisions and upon the conditions specified in this Agreement.

     Section 3.  Restrictive Legend.  Each certificate representing the Shares
                 ------------------
shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Agreement.

     Section 4.  Notice of Proposed Transfers. The holder of each certificate
                 ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Restricted Securities by any Investor to any of its partners, or retired partners, to the estate of any of its partners or retired partners, or liquidating trust for the benefit of any its partners, (iii) in transactions involving the transfer without consideration of Restricted Securities by an Investor during his or her lifetime by way of gift or on death by will or intestacy, (iv) in transactions in compliance with Rule 144, or (v) to any investment fund or other entity controlled or managed by an affiliate of an Investor), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by either
(i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provision of the Securities Act.

     Section 5.   Registration.
                  ------------

     5.1.    Requested Registration.
             ----------------------

             (a)  Request for Registration. In case the Company shall receive
                  ------------------------
from the Initiating Holders a written request with respect to the Registrable Securities held by such Initiating Holders that the Company effect any registration, qualification or compliance with an anticipated aggregate offering price, net of underwriting discounts and commissions, of Five Million Dollars ($5,000,000), the Company will:

                 (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                 (ii) as soon as practicable, use its reasonable best efforts to effect such

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

registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

             (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.1:

             (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

             (ii) prior to the earlier to occur of: (x) February 1, 2001 and (y)
                                                                         ---
six months after the effective date of the Company's first registered public offering of shares of its Common Stock;

             (iii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six
(6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

             (iv) if the Company has effected one such registration pursuant to this subparagraph 5.1(a) in the preceding twelve months, and such registration has been declared or ordered effective and remains effective until the earlier to occur of (x) 90 days or (y) the sale of all the securities offered pursuant to each such registration;

             (v) if the Company shall furnish to such Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 5.1 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders, provided that the Company may not exercise this deferral right for more than once in any twelve month period;

             (vi) if such registration, qualification or compliance is proposed to be part of a firm commitment underwritten public offering with underwriters not reasonably acceptable to the Company.

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

     Subject to the foregoing clauses (i) through (vi), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. The Company may include in such registration (and related qualification under blue sky laws or other compliance), and in any underwriting involved therein, (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company or (ii) shares of Common Stock held by holders other than the Holders of Registrable Securities but only to the extent that such inclusion will not diminish the number of securities included by the Holders of Registrable Securities who have requested their securities to be included in such registration.

          (c)  Underwriting.  In the event of a registration pursuant to Section
               ------------
5.1, the Company shall advise the Holders as part of the notice given pursuant to Section 5. 1(a)(i) that the right of any Holder to registration pursuant to
Section 5.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 5.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders desiring to participate in such registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by all such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

     5.2. Company Registration.

         (a) Notice of Registration. If at any time or from time to time the
             ----------------------
Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans,

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

(ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is capital stock issuable upon conversion of convertible (or exchange of exchangeable) debt securities which are also being registered, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

          (b) Underwriting.  If the registration of which the Company gives
              ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

     All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration (i) in the case of the Company's initial public offering, to zero, and (ii) in the case of any other offering, to an amount not less than 25% of the total number of securities to be included in such registration and underwriting; provided that in each such case, no shares held by any Holder other than a Founder shall be so excluded from such registration until all shares held by the Founders are excluded from such registration. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders desiring to participate in such registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or other holder to the nearest 100 shares.

     If any of the Holders disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Right to Terminate Registration. The Company shall have the right
              -------------------------------
to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable

Securities in such registration.

     5.3. Registration on Form S-3.

          (a) If any of the Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request. The Company shall inform other Holders of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(c) shall be applicable to each such registration initiated under this Section 5.3.

          (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.3:

             (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

             (ii) if the Company has effected one such registration pursuant to subparagraph 5.3(a) above in the preceding six months, such registration having been declared or ordered effective and remained effective until the earlier to occur of (x) 90 days or (y) the sale of all the securities offered pursuant to each such registration,

             (iii) if the Company, within ten (10) days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to
                                                       ---- ----
effect the filing of a registration statement with the Commission within ninety
(90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees, or any other registration which is not appropriate for the registration of Registrable Securities);

             (iv) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an offering solely to employees, or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

          (v) if the Company shall furnish to such Holder or Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of

Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Holder or Holders, provided that the Company may not exercise this deferral right more than once in any twelve month period.

     5.4. Expenses of Registration. The Registration Expenses incurred in
          ------------------------
connection with (i) one registration per twelve month period pursuant to Section 5.1, (ii) all registrations pursuant to Section 5.2, and (iii) all registrations pursuant to Section 5.3 shall be borne by the Company; provided that the Company shall not be required to pay the Registration Expenses of any registration proceeding begun pursuant to Section 5.1, the request of which has been subsequently withdrawn by the Holders of a majority of the Registrable Securities to be registered. In such case, (i) the Holders of Registrable Securities to have been registered shall bear all such Registration Expenses pro rata on the basis of the number of shares to have been registered, and (ii)
--- ----
the Company shall be deemed not to have effected a registration pursuant to subparagraph 5.1(b) of this Agreement. Notwithstanding the foregoing, if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay the Registration Expenses and shall be entitled to such numbers of registrations pursuant to
Section 5.1, 5.2 and 5.3 as if such requested and subsequently withdrawn registration had never been requested.

     Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other unspecified registration expenses shall be borne by the Holders of such securities pro rata on the basis
                                                          --- ----
of the number of shares so registered.

     5.5.  Registration Procedures.  In the case of each registration,
           -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each of the Holders advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed, whichever first occurs;

          (b) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

          (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale of or other disposition of all Registrable Securities covered by such registration statement including such amendments and supplements as may be necessary to reflect the intended method of disposition of the prospective seller or sellers of such Registrable Securities but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or any similar form of registration statement required to set forth substantially identical information) provided, however
                                                           --------  -------
that (i) such period shall be extended for a period of time equal to the period the underwriter recommends that all the Holders refrain from selling the securities included in such registration due to marketing conditions or other conditions which adversely affect the offer and sale of such securities; and
(ii) in the case of any registration of Registrable Securities on Form S-3 which is intended to be offered on a continuous or delayed basis such period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415 permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file post-effective amendment permit, in lieu of filing a post-effective amendment that (x) includes any prospectus required by Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

          (d) Furnish to each prospective seller of Registrable Securities such number of copies of prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities of such seller.

          (e) Notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result if which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

          (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or approved for quotation on any inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted.

          (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number of all such Registrable Securities in each case not later than the effective date of such registration.

          (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act.

          (i) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

     Each seller of Registrable Securities hereby agrees that, after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus, it will not (until further notice) effect sales of Shares covered by any such registration statement.

     5.6. Indemnification.
          ---------------

          (a) The Company will indemnify each Holder of securities, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each such Holder, each of its officers, directors, and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of: (1) any Holder, (i) if there is no underwriter, and a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage (to the extent that such Holder was obligated by law to provide a copy of the Final Prospectus to such person), or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; or (2) any underwriter,
(i) if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage, or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance on and in conformity with written information furnished to the Company by an instrument duly executed by such underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection 5.6(b) shall be limited in an amount equal to the net proceeds received by such Holder from the sale of shares in such registration, unless such liability arises out of or is based on willful misconduct by such Holder.

          (c) Each party entitled to indemnification under this Section 5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the

Indemnifying Party of its obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     5.7. Information by Holders. The Holder or Holders of Registrable
          ----------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     5.8. Rule 144 Reporting. With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use all reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during normal business hours after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

          (c) So long as any of the Holders owns any Restricted Securities, to furnish to such Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holders may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration

     5.9.   Transfer of Registration Rights. The rights to cause the Company to
            -------------------------------
register securities granted to the Holders under Sections 5.1, 5.2 and 5.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by an Investor or Founder only if such transferee or assignee, as appropriate, acquires at least 250,000 shares (as adjusted for stock splits, stock dividends, recapitalizations and the like) of the Company's Common Stock, Preferred Stock or Conversion Shares, provided written notice thereof is promptly given to the Company and the transferee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned, without restriction as to minimum shareholdings, to any investment fund or other entity controlled or managed by an affiliate of a Holder, or any constituent partner or retired partner of a Holder which is a partnership, or an affiliate of a Holder which is a corporation, a family member or trust for the benefit of a Holder who is an individual, or a liquidating trust for the benefit of any of its partners, provided written notice thereof is promptly given to the Company and the transferee agrees to be bound by the provisions of this Agreement.

     5.10.  Termination of Registration Rights. The rights granted pursuant to
            ----------------------------------
Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate on the five (5) year anniversary of the Company's initial public offering pursuant to an effective registration statement under the Securities Act, or as to any Holder at such time as the Company has registered its shares of Common Stock under the Securities Exchange Act of 1934, as amended, and such Holder is able to sell all such Registrable Securities as are held by such Holder under Rule 144 promulgated under the Securities Act within a 90-day period.

     Section 6.  Financial Information.
                 ---------------------

     6.1. The Company will provide the following reports to each Investor for so long as such Investor continues to hold at least 250,000 shares of Preferred Stock or Conversion Shares (as adjusted for stock splits, stock dividends, recapitalizations and the like):

            (a) as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flows and shareholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company, and a capitalization table in reasonable detail for such fiscal year;

          (b) at the time of delivery of each annual financial statement pursuant to paragraph (a) above, a certificate executed by the Chief Financial Officer of the Company stating that such officer has caused this Agreement and the Related Agreements (as defined in the Purchase Agreement) to be reviewed and that such officer has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or the Related Agreements or, if such officer has such knowledge, specifying such default and the nature thereof;

          (c) as soon as practicable after the end of each calendar month, and in any event within 30 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such month, and consolidated statements of operations, consolidated statements of cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, including a comparison between the actual financial statements and the projected figures according to the operating budget referenced in paragraph (g) below;

          (d) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

          (e) promptly after the commencement thereof, notice of all actions, suits, claim proceedings, investigations and inquiries of the type described in
Section 2.6 of the Stock Purchase Agreement that could materially or adversely affect the Company or any of its subsidiaries, if any;

          (f) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the company sends or makes available to its stockholders or directors or files with the Commission;

          (g) as soon as practicable following the submission to and approval by the Board of Directors of the Company and in any event at least 30 days prior to the end of a given fiscal year, an annual operating budget and plan for the succeeding fiscal year for the Company in the form approved by the Board of Directors;

          (h) prior to each regularly scheduled meeting of the Board of Directors or, if not otherwise delivered, on a quarterly basis, a management narrative report explaining all significant variances from forecasts and all significant current developments in staffing, marketing, sales and operations; and

          (i) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as such Investor reasonably may request.

The Company reserves the right to exclude from any such information or material to be provided to the Investors any material or portions thereof if the Company believes it reasonably necessary to protect highly confidential proprietary information or upon advice of its counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege.

     6.2. The rights granted pursuant to this Section 6 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Investor only if such transferee or assignee, as appropriate, acquires at least 250,000 shares (as adjusted for stock splits, stock dividends, recapitalizations and the like) of the Company's Preferred Stock or Conversion Shares, provided written notice thereof is promptly given to the Company. Notwithstanding the foregoing, the rights granted pursuant to
Section 6 may be assigned to any investment fund or other entity controlled or managed by an affiliate of a Holder, or any constituent partner or retired partner of a Holder which is a partnership, or an affiliate of a Holder which is a corporation, a family member or trust for the benefit of a Holder who is an individual, or liquidating trust for the benefit of any of its partners, provided written notice thereof is promptly given to the Company.

     6.3. Each of the Investors acknowledges and agrees that any information obtained pursuant to this Section 6 which may be considered "inside" non-public information will not be utilized by any Investor in connection with purchases or sales of the Company's securities except in compliance with applicable state and federal securities laws.

     6.4. The covenants set forth in this Section 6 shall terminate and be of no further force or effect upon the consummation of a firm commitment underwritten public offering or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, whichever shall occur first.

     Section 7.  Reserve for Conversion Shares. The Company shall at all times
                 -----------------------------
reserve and keep available out if its authorized but unissued shares of Common Stock, for the purpose of affecting the conversion of the Preferred Shares and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Shares from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares.

     Section 8.  Inspection, Consultation and Advice.  The Company shall permit
                 -----------------------------------
and cause each of its subsidiaries (if any) to permit each Investor and such persons as it may designate, who are reasonably acceptable to the Company, at such Investor's expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountant (and the Company hereby authorizes said accountants to discuss with such Investor and such designees such affairs, finances, and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at reasonable times and upon reasonable notice The Company, acting through its Board of Directors, shall be entitled to exclude such designees from access to material or meeting or portion thereof, if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

     Section 9.   Transactions with Affiliates.  Except for transactions
                  ----------------------------
contemplated by this Agreement or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

     Section 10.  Expenses of Directors.  The Company shall promptly reimburse
                  ---------------------
in full, each director of the Company who is not an employee of the Company and who was elected as a director solely or in part by the holders of Series A Convertible Preferred Stock, for all of his reasonable out-of-pocket expenses incurred as a result of travel to and from each meeting of the Board of Directors of the Company or any Committee thereof.

     Section 11.  Standoff Agreement.  In connection with any public offering of
                  ------------------
the Company's securities in connection with an effective registration statement under the Securities Act, each Holder agrees, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to: (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock of the Company (whether such shares or any such securities are now owned by the Holder or are hereafter acquired); or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time, not to exceed one hundred eighty (180) days (or such lesser period as officers or directors are so restricted with respect to the transfer of shares of capital stock of the Company held by them) after the effective date of the registration statement relating thereto. Each of the Investors and each Holder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 7.

     Section 12.  Additional Parties. The parties hereto agree that additional
                  ------------------
holders of securities of the Company may, with the consent only of the Company, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes "Investors" hereunder; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of each Investor, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of rights superior to those granted herein. Any such additional party shall execute a counter-part of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Investor for purposes of this Agreement.

     Section 13.  Amendment.  Any provision of this Agreement may be amended or
                  ---------
the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Holders of two-thirds of the Registrable Securities; provided that, subject to the provisions of Section 8 hereof; no such amendment shall impose or increase any liability or obligation or impair any right of a Holder without the consent of such Holder. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Holder of Registrable Securities at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     Section 14.  Governing Law. This Agreement and the legal relations between
                  -------------
the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     Section 15.  Entire Agreement.  This Agreement constitutes the full and
                  ----------------
entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

     Section 16.  Notices. Etc.  All notices and other communications required
                  ------------
or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Investor, at the address of such Investor set forth on Schedule I hereto, as it may be amended from time to time, or at such other address as the Investor shall have furnished to the Company in writing in accordance with this Section 16, (b) if to a Founder, at the address of such Founder as it appears on the books and records of the Company, (c) if to any other Holder, at such address as such Holder shall have furnished the Company in writing in accordance with this Section 16, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, (d) if to the Company, at its principal office, with a copy addressed to Latham & Watkins, 135 Commonwealth Drive, Menlo Park, California, 94025, to the attention of Allen Morgan, or (e) if to Oak Investment Partners VIII, L.P., with a copy addressed to Finn Dixon & Herling, LLP, One Landmark Square, Suite 1400, Stamford, Connecticut 06880, to the attention of Michael Herling.

     Section 17.  Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                   * * * * *

     IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have set their hands hereunto effective upon the date first written above.

                                        "COMPANY"

                                        VICINITY CORPORATION


                                        By: _______________________________
                                            Name: Emerick Woods
                                            Title: President


                    Signature Page to Vicinity Corporation
     Amended and Restated to Registration and Information Rights Agreement

                                        "FOUNDERS"


                                        ________________________________________
                                        Rama Aysola



                                        ________________________________________
                                        Eddie Babcock



                                        ________________________________________
                                        Timothy Bacci



                                        ________________________________________
                                        James DiSanto


                    Signature Page to Vicinity Corporation
     Amended and Restated to Registration and Information Rights Agreement

                                        "INVESTORS"

                                        CMG @ VENTURES I, LLC


                                        By: ____________________________________
                                            Name: Peter Mills
                                            Title: General Partner



                                        FRED GIBBONS SEPARATE PROPERTY
                                        TRUST dated FEBRUARY 16, 1996


                                        By: ____________________________________
                                            Name: Fred Gibbons
                                            Title: Trustee



                                        WS INVESTMENT COMPANY 96A


                                        By: ____________________________________
                                            Name:
                                            Title:



                                        WSGR RETIREMENT PLAN U/A DTD
                                        02/01/78 FBO DAVID J. SEGRE


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ________________________________________
                                        David J. Segre


                    Signature Page to Vicinity Corporation
     Amended and Restated to Registration and Information Rights Agreement

                                        ________________________________________
                                        Adit Khorana



                                        ________________________________________
                                        Rob Tarkoff



                                        ________________________________________
                                        Scott Swimley



                                        21ST CENTURY INTERNET FUND, L.P.


                                        By: ____________________________________
                                            Name: Neil Weintraut
                                            Title: General Partner



                                        ENCOMPASS GROUP, INC.


                                        By: ____________________________________
                                            Name: Yasuki Matsumoto
                                            Title: General Partner



                                        OAK INVESTMENT PARTNERS VIII, L.P.


                                        By: ____________________________________
                                            Name:
                                            Title:


                    Signature Page to Vicinity Corporation
     Amended and Restated to Registration and Information Rights Agreement

                                        OAK VIII AFFILIATES FUND,
                                        LIMITED PARTNERSHIP


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        ________________________________________
                                        Norman H. Nie


                                        ________________________________________
                                        Jim Willenborg


                    Signature Page to Vicinity Corporation
     Amended and Restated to Registration and Information Rights Agreement

                                  SCHEDULE I

                    Shares of Company Stock Currently Held
                    --------------------------------------

     Founders                                        Common Stock
     --------                                        ------------
     Rama Aysola                                        705,000
     260 Gabarda Way
     Portola Valley, CA 94028


     Eddie Babcock                                      187,500
     1219 Phelps Avenue
     San Jose, California 95117


     Timothy Bacci                                      770,000
     1136 Webster Street
     Palo Alto, California 94123


     James DiSanto                                      548,334
     281 Erica Way
     Portola Valley, CA 94028

                                                                      Type of
Investors                                         Number of         Shareholding
---------                                         ---------         ------------
                                                   Shares
                                                   ------
CMG @ Ventures                                      275,512          Common Stock
2420 Sand Hill Road, Suite 101                    1,852,000       Series A Preferred
Menlo Park, California 94025                      1,875,000       Series B Preferred
                                                  1,222,000       Series C Preferred

Fred Gibbons Separate Property Trust                 67,600          Common Stock
  dated February 16, 1996
11800 Murietta Lane
Los Altos Hills, California 94022

WS Investment Company 96a                            18,750       Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

WSGR Retirement Plan U/A Dtd 02/01/78                 9,375       Series B Preferred
FBO David J. Segre
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

David J. Segre                                        3,125       Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

Adit Khorana                                          3,125       Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

Rob Tarkoff                                           3,125       Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

                                                                      Type of
Investors                                         Number of         Shareholding
---------                                         ---------         ------------
                                                   Shares
                                                   ------
Scott Swimley                                         6,250       Series B Preferred
68 Oakmont Avenue
Piedmont, California 94610-1110

21st Century Internet Fund, L.P.                  1,750,000       Series C Preferred
5900 Hollis Street, Suite R
Emeryville, California 94608

Encompass Group, Inc.                               332,000       Series C Preferred
777-108th Avenue NE
Bellevue, Washington 98004

Oak Investment Partners VIII, L.P.                  981,000       Common Stock
One Gorham Island                                 2,256,901       Series D Preferred
Westport, Connecticut 06880                         934,286       Series E Preferred subject
Tel:  203-226-8346                                                to exercise of warrants
Fax:  203-227-0372                                                therefor

Oak VIII Affiliates Fund, L.P.                       19,000       Common Stock
One Gorham Island                                    43,712       Series D Preferred
Westport, Connecticut 06880                          18,095       Series E Preferred subject
Tel:  203-226-8346                                                to exercise of warrants
Fax:  203-227-0372                                                therefor

Norman H. Nie                                        11,905       Series E Preferred
Oak Investment Partners
525 University Avenue, Suite 1300
Palo Alto, CA 94301
Tel:  650-614-3700
Fax:  650-328-6345

Jim Willenborg                                       47,619       Series E Preferred
2898 Broadway
San Francisco, CA  94115-1061